Exhibit 10.63

The obligations evidenced hereby are subordinated in the priority order listed below, and more particularly in the manner and to the extent set forth in that certain Subordination Agreement (the “Subordination Agreement”) dated March 30, 2011 by and among Sovereign - Emerald Crest Capital Partners II, LP, Pacific Specialty Insurance Company (collectively the “Senior Lenders”) and Emerald Crest Management Company, LLC, as agent for the Senior Lenders (“Agent”),  IU HOLDINGS, LP (“Tier 2 Junior Lender”), IU INVESTMENTS, LLC (“Tier 3 Junior Lender”), INTERNET UNIVERSITY, INC. (“Internet University”), MARC BLUMBERG (“Blumberg”), and MARC A. PICKREN (“Pickren”, and the party identified as “Lender” below, and collectively with Internet University and Blumberg, the “Tier 4 Junior Lenders”), and INTERNET UNIVERSITY, INC. (a second time, “Tier 5 Junior Lender”), as defined as to all in the Subordination Agreement.  Lender, together with the other Tier 4 Junior Lenders, is senior to the loan and security interest of the Tier 5 Junior Lender, Ned B. Timmer  (“Tier 6 Junior Lender”), and Scott N. Beck (“Tier 7 Junior Lender”).  The Tier 5 Junior Lender, the Tier 6 Junior Lender and the Tier 7 Junior Lender are signatories to the Subordination Agreement, too.  Each holder of this instrument (“Promissory Note”), by its acceptance hereof, agrees (i) to be bound by the Subordination Agreement and (ii) that if and to the extent any conflict exists between the terms of this instrument and the terms of the Subordination Agreement, the terms of the Subordination Agreement shall govern and control.

AMENDMENT NO. 5 TO PROMISSORY NOTE

AMENDMENT NO. 5 TO PROMISSORY NOTE (the “Note”), dated as of July 27, 2012 (this “Amendment”), among CORNERWORLD CORPORATION, a Nevada corporation (the “Borrower”) and MARC A. PICKREN (“Lender”).

WITNESSETH:

WHEREAS, on August 27, 2008, the Borrower and the Lender thereto entered into the Promissory Note dated as of August 27, 2008 (as it may be amended from time to time, the “Promissory Note”).

WHEREAS, on March 31, 2010, the Borrower and the Lender executed Amendment No. 1 pursuant to which the parties agreed to amend the payment terms under the Note.

WHEREAS, on March 30, 2011, the Borrower and the Lender executed Amendment No. 2 pursuant to which the parties agreed to amend the payment terms under the Promissory Note.

WHEREAS, on September 6, 2011, the Borrower and the Lender executed Amendment No. 3 pursuant to which the parties agreed to amend the payment terms under the Promissory Note.

WHEREAS, on February 3, 2012, the Borrower and the Lender executed Amendment No. 4 pursuant to which the parties agreed to amend the payment terms under the Promissory Note.

WHEREAS, the Borrower has requested, and the Lender has agreed, to amend the Promissory Note as set forth below.

NOW, THEREFORE, in consideration of the premises and the agreements hereinafter contained, and for other good and valuable consideration, notwithstanding any provisions of the Promissory Note to the contrary, the parties hereto hereby agree to the following:

1.	Schedule A shall be amended and replaced in its entirety, as attached hereto.

2.

The Borrower hereby authorizes the Lender, and the Lender hereby agrees, to cause the following legends to be clearly, conspicuously and prominently inserted on the original of the Promissory Note, in each case following the signature of the Borrower:

“This Promissory Note has been amended by Amendment No. 5 to Promissory Note dated as of July 27, 2012, between CornerWorld Corporation, as maker of this Promissory Note and “Borrower” defined therein, and Marc A. Pickren, as the then holder of this Promissory Note and “Lender” defined therein (“Amendment No. 5”), the provisions of which are incorporated by reference for all purposes of this Promissory Note, and each holder of this Promissory Note, by its acceptance hereof, irrevocably agrees to be bound by the provisions of Amendment No. 5.”

The Lender further agrees (a) to cause executed counterparts (or copies of executed counterparts) of Amendment No. 5 to be stapled or otherwise firmly affixed to the Promissory Note, and (b) to furnish a copy of the Promissory Note, with such legends so inserted and with such counterparts or copies of Amendment No. 5 so attached, to Borrower promptly after the Lender’s receipt of a fully executed counterpart of this Amendment.

All of the terms and provisions of the Promissory Note, as amended by Amendment No. 5, remain in full force and effect.  The Borrower hereby agrees that the amendments herein contained shall in no manner affect or impair the indebtedness evidenced by the Promissory Note, the obligation of the Borrower to make payment of the principal of and interest on the indebtedness evidenced by the Promissory Note in strict accordance with the face and tenor of the Promissory Note, or any of the liens or security interests securing such payment and performance.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

/s/ Scott N. Beck
By: Scott N. Beck
CORNERWORLD CORPORATION
Its: Chief Executive Officer

/s/ Marc Pickren
By: Marc A. Pickren

Schedule A to Promissory Note:

Scheduled Payment Date	Amount

June 2, 2009	$1,074
March 31, 2010	$300
April 30, 2010	$300
May 31, 2010	$300
June 30, 2010	$300
July 31, 2010	$300
August 31, 2010	$300
September 30, 2010	$300
October 31, 2010	$300
November 30, 2010	$300
December 31, 2010	$300
June 30, 2013	$5,785
March 31, 2014	$8,785
March 31, 2015	$8,785
October 31, 2015	$8,785
March 31, 2016	$8,785